Item 14 - Exhibit (24)



                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ B. C. Ames         Director of M. A. Hanna    March 2, 1994
    B. C. Ames                Company






                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ W. R. Embry        Director of M. A. Hanna    March 2, 1994
    W. R. Embry               Company





                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ J. T. Eyton        Director of M. A. Hanna    March 2, 1994
    J. T. Eyton               Company






                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ G. D. Kirkham      Director of M. A. Hanna    March 2, 1994
    G. D. Kirkham             Company






                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ M. L. Mann         Director of M. A. Hanna    March 2, 1994
    M. L. Mann                Company





                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ P. M. Marshall     Director of M. A. Hanna    March 2, 1994
    P. M. Marshall            Company





                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ R. W. Pogue        Director of M. A. Hanna    March 2, 1994
    R. W. Pogue               Company






                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ D. J. McGregor     Director of M. A. Hanna    March 2, 1994
    D. J. McGregor            Company